UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2022

P10, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600, Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 865-7998

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting of Stockholders of P10, Inc. (the “Company”) on December 9, 2022 (the “Special Meeting”), the Company’s stockholders approved the amendment to the Company’s 2021 Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Class A Common Stock issuable under the Plan by 4,000,000 shares. A description of the Plan, as amended, is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 15, 2022 (the “Proxy Statement”). The description herein is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on December 9, 2022. As of the close of business on November 10, 2022, the record date for the Special Meeting, there were 40,911,416 shares of Class A Common Stock and 76,142,242 shares of Class B Common Stock (together with Class A Common Stock, the “Common Stock”) outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one (1) vote per share, and each share of Class B Common Stock is entitled to ten (10) votes per share. Holders of shares of our Common Stock representing a total of 560,490,553 votes were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

At the Special Meeting, the Company’s stockholders approved an amendment to the Plan to increase the number of shares of the Company’s Class A Common Stock issuable under the Plan by 4,000,000 shares (Proposal 1).

For additional information on this proposal, please see the Proxy Statement. The voting results for this proposal are set forth below (giving effect to 10 votes per share of Class B Common Stock):

Proposal 1 – Approval of the amendment to the Plan to increase the number of shares of the Company’s stock issuable under the Plan by 4,000,000

Votes For	Votes Against	Abstentions	Broker Non-Votes
558,215,205	2,247,309	28,039	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	P10, Inc. 2021 Stock Incentive Plan, as amended.

104	Cover Page Interactive Data File (formatted as inline XBRL)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Dated: December 13, 2022	By:	/s/ Amanda Coussens
	Name:	Amanda Coussens
	Title:	Chief Financial Officer